Exhibit 10.16

INCENTIVE AWARD AGREEMENT

RSU AWARD AGREEMENT

FOR EXECUTIVE OFFICERS

THIS AGREEMENT, made as of December 31, 2014 by and between Intersections Inc. (the “Corporation”) and Ronald Barden (the “Holder”).

WHEREAS, the Corporation has established the 2006 Stock Incentive Plan (the “Plan”) pursuant to which restricted stock units (the “RSUs”), may be awarded to employees, directors, consultants and independent contractors of the Corporation and its Subsidiaries; and

WHEREAS, an RSU constitutes an unfunded and unsecured promise of the Corporation to deliver (or cause to be delivered) to the Holder, subject to the terms of this Agreement, a share of common stock, par value $.01 of the Corporation (the “Share”) (or, in the sole discretion of the Board of Directors, cash equal to the Fair Market Value of the Share) on a delivery date as provided herein (the Shares that are deliverable to the Holder pursuant to the RSUs are hereinafter referred to as “RSU Shares”); and

WHEREAS, it is intended that this Agreement shall set forth the terms, conditions and restrictions imposed with respect to said award of RSUs;

NOW, THEREFORE, the parties hereto agree as follows:

1. RSU Award.

(a) Pursuant to the Plan, the Holder has been awarded effective December 31, 2014 (the “Award Date”), 40,000 RSUs (the “RSU Award”) subject to the terms, conditions and restrictions set forth in the Plan and in this Agreement.

(b) The RSU Award and this Agreement are subject to all of the terms and conditions of the Plan, which terms and conditions are hereby incorporated by reference. Except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

2. Vesting and Restrictions.

(a) Except as provided in Sections 2(b) and 2(c) below and otherwise provided pursuant to the acceleration provisions of the Plan, the RSU Award shall become vested as follows: 25% of the RSU Award will vest on each of the first, second, third and fourth anniversary of the Award Date (each, a “Vesting Date”) (which amount may be rounded to avoid fractional RSU Shares), provided the Holder remains continuously employed by, or providing services to, the Corporation or one of its Subsidiaries from the Award Date through (and including) each such respective Vesting Date.

(b) Notwithstanding Section 2(a) or anything else in this Agreement to the contrary, in the event the Holder dies or becomes Disabled, all of the Holder’s unvested and outstanding RSUs subject to the RSU Award shall immediately become vested.

(c) Notwithstanding Section 2(a) or anything else in this Agreement to the contrary, in the event of the Holder’s termination of employment or service (i) by the Corporation or its Subsidiaries without Cause or (ii) on account of a resignation by the Executive for Good Reason, the Holder shall immediately be vested in any unvested and outstanding RSUs subject to the RSU Award that the Vesting Date for which is scheduled to occur within twelve months of the Holder’s date of termination of employment. Any portion of the RSUs subject to the RSU Award that are outstanding and unvested (after taking into account any accelerated vesting hereunder) on the date of the Holder’s termination of employment with the Corporation or its Subsidiaries shall immediately be cancelled with no compensation due to the Holder, and the Holder shall have no rights with respect to such RSUs.

(d) Except as provided above or in the Plan, if the Holder’s employment or service with the Corporation or its Subsidiaries terminates prior to the Vesting Date of any RSUs subject to the RSU Award, any RSUs which were not theretofore vested shall be cancelled with no compensation due to the Holder, and the Holder shall have no rights with respect to such RSUs.

3. Delivery of RSU Shares or Cash. RSU Shares are to be delivered on or within a reasonable time after the date of vesting specified in Section 2 (the “Delivery Date”), and in no event later than 2 1⁄2 months after the end of the calendar year in which such vesting occurs. On the Delivery Date, the Company shall transfer to the Holder one unrestricted, fully transferable Share (or, in the sole discretion of the Board of Directors, cash equal to the Fair Market Value of the Share on such date of vesting) for each vested RSU scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied.

4. Ownership, Voting Rights, Duties. Unless and until the delivery of underlying RSU Shares, the Holder has no rights as a shareholder of the Corporation, including no right to vote the underlying RSU Shares or rights to dividends or distributions on the underlying RSU Shares. The Holder’s rights with respect to the RSU Award shall be that of a general unsecured creditor of the Corporation.

5. Holder Bound by the Plan. The Holder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof, including, without limitation, the Corporation’s and Subsidiaries’ tax withholding rights with respect to the RSU Award and any RSU Shares issued, or cash paid, pursuant thereto. A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Agreement and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

6. Compliance with Section 409A. This Agreement and the Plan provisions that apply to this Award are intended to either be exempt from or avoid taxation under Section 409A of the Code. The Plan and this Agreement shall be interpreted in accordance with the foregoing. The Holder acknowledges that the Corporation has made no representations as to the tax consequences under Section 409A or otherwise of the compensation and benefits provided hereunder and the Holder has been advised to obtain his own tax advice. Each amount or benefit payable pursuant to this Agreement shall be deemed a separate payment for purposes of Section 409A. If any payments or benefits under this Agreement, constitute “nonqualified deferred compensation” subject to Section 409A at the date of the Holder’s termination of employment, then such payment, to the extent required under Section 409A, shall be made six months and one day after the Holder’s “separation from service” as defined in Section 409A(a)(2)(A)(i) (or if earlier the date of the Holder’s death), if the Holder is a “specified employee” as defined in Section 409A(a)(2)(B)(i) and as reasonably determined in good faith by the Corporation.

7. Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto; provided, however, that this Agreement may be amended without the consent of the Holder if and to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code.

8. No Right to an Employment Relationship. The Holder understands and acknowledges that this Agreement is not a contract for employment or service with the Corporation and/or any of its Subsidiaries, and nothing contained herein shall be construed as giving the Holder any right to be retained as an employee of, or provide service to, the Corporation and/or any of its Subsidiaries or affiliates for any period of time.

9. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be invalid or unenforceable to any extent or in any application, the remaining provisions of this Agreement shall not be affected thereby and shall continue in effect and application to the fullest extent in accordance with their terms.

10. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

11. Successors in Interest. This Agreement shall inure to the benefit of, and be binding on, the Corporation and its successors and assigns. This Agreement shall inure to the benefit of, and be binding on, the Holder and the Holder’s legal representatives. All obligations imposed upon the Holder and all rights granted to the Corporation under this Agreement shall be final, binding and conclusive upon the Holder’s heirs, executors and administrators. This Agreement shall not be assignable by the Holder.

12. Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, any one of which shall constitute an original of this Agreement. When counterparts or facsimile or electronic mail copies have been executed by all parties hereto, they shall have the same effect as if the signatures to each counterpart or copy were upon the same documents and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party. This Agreement shall not be binding unless and until it shall be fully executed and delivered by all parties hereto. In the event that this Agreement is executed and delivered by way of facsimile transmission or electronic mail, each party delivering a facsimile or electronic mail counterpart shall promptly deliver an ink-signed original counterpart of the Agreement to the other party by overnight courier service; provided that the failure of a party to deliver an ink-signed original counterpart shall not in any way effect the validity, enforceability or binding effect of a counterpart executed and delivered by facsimile transmission or electronic mail.

13. Defined Terms. In addition to terms defined elsewhere herein, the following terms shall have the following meanings when used in this Agreement:

(a) “Cause” shall have the meaning provided for in the Holder’s employment agreement with the Corporation that is in effect on the Award Date.

(b) “Disabled” shall mean that the Holder is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the service provider’s employer.

(c) “Good Reason” shall mean one or more of the following without the Holder’s written consent: (i) a material reduction in the Holder’s base salary; (ii) the relocation of the Holder’s principal office to a location outside a thirty (30) mile radius from the Corporation’s present Chantilly, Virginia location; (iii) a material breach by the Corporation or any of its Subsidiaries of the Holder’s employment agreement that is then in effect; or (iv) following a Change in Control, a material diminution in the Holder’s authority, duties or responsibilities; provided, however, that none of the events described herein will constitute good reason unless the Holder has first provided written notice to the Corporation of the occurrence of the applicable event(s) within ninety (90) days of the initial existence of such event and the Corporation (or one of its Subsidiaries, if applicable) fails to cure such event within thirty (30) days after its receipt of such written notice and, if uncured, the termination is effective (and the Holder terminates) as of the end of such 30-day cure period.

14. Conflicts. This Agreement remains subject to the terms of the Plan. To the extent of any conflict between this Agreement and the Plan, the Plan shall control; provided, however, that the Agreement may impose greater restrictions on, or grant lesser rights to, the Holder than the Plan.

15. Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement between the parties hereto with respect to the RSU Award.

[Remainder of Page Intentionally Left Blank]

RSU Award Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

INTERSECTIONS INC.

By:

Michael Stanfield
Chief Executive Officer

Ronald Barden

INCENTIVE AWARD AGREEMENT

RSU AWARD AGREEMENT

FOR EXECUTIVE OFFICERS

THIS AGREEMENT, made as of December 31, 2014 by and between Intersections Inc. (the “Corporation”) and Neal Dittersdorf (the “Holder”).

WHEREAS, the Corporation has established the 2006 Stock Incentive Plan (the “Plan”) pursuant to which restricted stock units (the “RSUs”), may be awarded to employees, directors, consultants and independent contractors of the Corporation and its Subsidiaries; and

WHEREAS, an RSU constitutes an unfunded and unsecured promise of the Corporation to deliver (or cause to be delivered) to the Holder, subject to the terms of this Agreement, a share of common stock, par value $.01 of the Corporation (the “Share”) (or, in the sole discretion of the Board of Directors, cash equal to the Fair Market Value of the Share) on a delivery date as provided herein (the Shares that are deliverable to the Holder pursuant to the RSUs are hereinafter referred to as “RSU Shares”); and

WHEREAS, it is intended that this Agreement shall set forth the terms, conditions and restrictions imposed with respect to said award of RSUs;

NOW, THEREFORE, the parties hereto agree as follows:

1. RSU Award.

(a) Pursuant to the Plan, the Holder has been awarded effective December 31, 2014 (the “Award Date”), 40,000 RSUs (the “RSU Award”) subject to the terms, conditions and restrictions set forth in the Plan and in this Agreement.

(b) The RSU Award and this Agreement are subject to all of the terms and conditions of the Plan, which terms and conditions are hereby incorporated by reference. Except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

2. Vesting and Restrictions.

(a) Except as provided in Sections 2(b) and 2(c) below and otherwise provided pursuant to the acceleration provisions of the Plan, the RSU Award shall become vested as follows: 25% of the RSU Award will vest on each of the first, second, third and fourth anniversary of the Award Date (each, a “Vesting Date”) (which amount may be rounded to avoid fractional RSU Shares), provided the Holder remains continuously employed by, or providing services to, the Corporation or one of its Subsidiaries from the Award Date through (and including) each such respective Vesting Date.

(b) Notwithstanding Section 2(a) or anything else in this Agreement to the contrary, in the event the Holder dies or becomes Disabled, all of the Holder’s unvested and outstanding RSUs subject to the RSU Award shall immediately become vested.

(c) Notwithstanding Section 2(a) or anything else in this Agreement to the contrary, in the event of the Holder’s termination of employment or service (i) by the Corporation or its Subsidiaries without Cause or (ii) on account of a resignation by the Executive for Good Reason, the Holder shall immediately be vested in any unvested and outstanding RSUs subject to the RSU Award that the Vesting Date for which is scheduled to occur within twelve months of the Holder’s date of termination of employment. Any portion of the RSUs subject to the RSU Award that are outstanding and unvested (after taking into account any accelerated vesting hereunder) on the date of the Holder’s termination of employment with the Corporation or its Subsidiaries shall immediately be cancelled with no compensation due to the Holder, and the Holder shall have no rights with respect to such RSUs.

(d) Except as provided above or in the Plan, if the Holder’s employment or service with the Corporation or its Subsidiaries terminates prior to the Vesting Date of any RSUs subject to the RSU Award, any RSUs which were not theretofore vested shall be cancelled with no compensation due to the Holder, and the Holder shall have no rights with respect to such RSUs.

3. Delivery of RSU Shares or Cash. RSU Shares are to be delivered on or within a reasonable time after the date of vesting specified in Section 2 (the “Delivery Date”), and in no event later than 2 1⁄2 months after the end of the calendar year in which such vesting occurs. On the Delivery Date, the Company shall transfer to the Holder one unrestricted, fully transferable Share (or, in the sole discretion of the Board of Directors, cash equal to the Fair Market Value of the Share on such date of vesting) for each vested RSU scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied.

4. Ownership, Voting Rights, Duties. Unless and until the delivery of underlying RSU Shares, the Holder has no rights as a shareholder of the Corporation, including no right to vote the underlying RSU Shares or rights to dividends or distributions on the underlying RSU Shares. The Holder’s rights with respect to the RSU Award shall be that of a general unsecured creditor of the Corporation.

5. Holder Bound by the Plan. The Holder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof, including, without limitation, the Corporation’s and Subsidiaries’ tax withholding rights with respect to the RSU Award and any RSU Shares issued, or cash paid, pursuant thereto. A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Agreement and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

6. Compliance with Section 409A. This Agreement and the Plan provisions that apply to this Award are intended to either be exempt from or avoid taxation under Section 409A of the Code. The Plan and this Agreement shall be interpreted in accordance with the foregoing. The Holder acknowledges that the Corporation has made no representations as to the tax consequences under Section 409A or otherwise of the compensation and benefits provided hereunder and the Holder has been advised to obtain his own tax advice. Each amount or benefit payable pursuant to this Agreement shall be deemed a separate payment for purposes of Section 409A. If any payments or benefits under this Agreement, constitute “nonqualified deferred compensation” subject to Section 409A at the date of the Holder’s termination of employment, then such payment, to the extent required under Section 409A, shall be made six months and one day after the Holder’s “separation from service” as defined in Section 409A(a)(2)(A)(i) (or if earlier the date of the Holder’s death), if the Holder is a “specified employee” as defined in Section 409A(a)(2)(B)(i) and as reasonably determined in good faith by the Corporation.

7. Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto; provided, however, that this Agreement may be amended without the consent of the Holder if and to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code.

8. No Right to an Employment Relationship. The Holder understands and acknowledges that this Agreement is not a contract for employment or service with the Corporation and/or any of its Subsidiaries, and nothing contained herein shall be construed as giving the Holder any right to be retained as an employee of, or provide service to, the Corporation and/or any of its Subsidiaries or affiliates for any period of time.

9. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be invalid or unenforceable to any extent or in any application, the remaining provisions of this Agreement shall not be affected thereby and shall continue in effect and application to the fullest extent in accordance with their terms.

10. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

11. Successors in Interest. This Agreement shall inure to the benefit of, and be binding on, the Corporation and its successors and assigns. This Agreement shall inure to the benefit of, and be binding on, the Holder and the Holder’s legal representatives. All obligations imposed upon the Holder and all rights granted to the Corporation under this Agreement shall be final, binding and conclusive upon the Holder’s heirs, executors and administrators. This Agreement shall not be assignable by the Holder.

12. Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, any one of which shall constitute an original of this Agreement. When counterparts or facsimile or electronic mail copies have been executed by all parties hereto, they shall have the same effect as if the signatures to each counterpart or copy were upon the same documents and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party. This Agreement shall not be binding unless and until it shall be fully executed and delivered by all parties hereto. In the event that this Agreement is executed and delivered by way of facsimile transmission or electronic mail, each party delivering a facsimile or electronic mail counterpart shall promptly deliver an ink-signed original counterpart of the Agreement to the other party by overnight courier service; provided that the failure of a party to deliver an ink-signed original counterpart shall not in any way effect the validity, enforceability or binding effect of a counterpart executed and delivered by facsimile transmission or electronic mail.

13. Defined Terms. In addition to terms defined elsewhere herein, the following terms shall have the following meanings when used in this Agreement:

(a) “Cause” shall have the meaning provided for in the Holder’s employment agreement with the Corporation that is in effect on the Award Date.

(b) “Disabled” shall mean that the Holder is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the service provider’s employer.

(c) “Good Reason” shall mean one or more of the following without the Holder’s written consent: (i) a material reduction in the Holder’s base salary; (ii) the relocation of the Holder’s principal office to a location outside a thirty (30) mile radius from the Corporation’s present Chantilly, Virginia location; (iii) a material breach by the Corporation or any of its Subsidiaries of the Holder’s employment agreement that is then in effect; or (iv) following a Change in Control, a material diminution in the Holder’s authority, duties or responsibilities; provided, however, that none of the events described herein will constitute good reason unless the Holder has first provided written notice to the Corporation of the occurrence of the applicable event(s) within ninety (90) days of the initial existence of such event and the Corporation (or one of its Subsidiaries, if applicable) fails to cure such event within thirty (30) days after its receipt of such written notice and, if uncured, the termination is effective (and the Holder terminates) as of the end of such 30-day cure period.

14. Conflicts. This Agreement remains subject to the terms of the Plan. To the extent of any conflict between this Agreement and the Plan, the Plan shall control; provided, however, that the Agreement may impose greater restrictions on, or grant lesser rights to, the Holder than the Plan.

15. Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement between the parties hereto with respect to the RSU Award.

[Remainder of Page Intentionally Left Blank]

RSU Award Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

INTERSECTIONS INC.

By:

Ronald Barden
Chief Financial Officer

Neal Dittersdorf

INCENTIVE AWARD AGREEMENT

RSU AWARD AGREEMENT

FOR EXECUTIVE OFFICERS

THIS AGREEMENT, made as of December 31, 2014 by and between Intersections Inc. (the “Corporation”) and Jeffrey Noce (the “Holder”).

WHEREAS, the Corporation has established the 2006 Stock Incentive Plan (the “Plan”) pursuant to which restricted stock units (the “RSUs”), may be awarded to employees, directors, consultants and independent contractors of the Corporation and its Subsidiaries; and

WHEREAS, an RSU constitutes an unfunded and unsecured promise of the Corporation to deliver (or cause to be delivered) to the Holder, subject to the terms of this Agreement, a share of common stock, par value $.01 of the Corporation (the “Share”) (or, in the sole discretion of the Board of Directors, cash equal to the Fair Market Value of the Share) on a delivery date as provided herein (the Shares that are deliverable to the Holder pursuant to the RSUs are hereinafter referred to as “RSU Shares”); and

WHEREAS, it is intended that this Agreement shall set forth the terms, conditions and restrictions imposed with respect to said award of RSUs;

NOW, THEREFORE, the parties hereto agree as follows:

1. RSU Award.

(a) Pursuant to the Plan, the Holder has been awarded effective December 31, 2014 (the “Award Date”), 100,000 RSUs (the “RSU Award”) subject to the terms, conditions and restrictions set forth in the Plan and in this Agreement.

(b) The RSU Award and this Agreement are subject to all of the terms and conditions of the Plan, which terms and conditions are hereby incorporated by reference. Except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

2. Vesting and Restrictions.

(a) Except as provided in Sections 2(b) and 2(c) below and otherwise provided pursuant to the acceleration provisions of the Plan, the RSU Award shall become vested as follows: 25% of the RSU Award will vest on each of the first, second, third and fourth anniversary of the Award Date (each, a “Vesting Date”) (which amount may be rounded to avoid fractional RSU Shares), provided the Holder remains continuously employed by, or providing services to, the Corporation or one of its Subsidiaries from the Award Date through (and including) each such respective Vesting Date.

(b) Notwithstanding Section 2(a) or anything else in this Agreement to the contrary, in the event the Holder dies or becomes Disabled, all of the Holder’s unvested and outstanding RSUs subject to the RSU Award shall immediately become vested.

(c) Notwithstanding Section 2(a) or anything else in this Agreement to the contrary, in the event of the Holder’s termination of employment or service (i) by the Corporation or its Subsidiaries without Cause or (ii) on account of a resignation by the Executive for Good Reason, the Holder shall immediately be vested in any unvested and outstanding RSUs subject to the RSU Award that the Vesting Date for which is scheduled to occur within twelve months of the Holder’s date of termination of employment. Any portion of the RSUs subject to the RSU Award that are outstanding and unvested (after taking into account any accelerated vesting hereunder) on the date of the Holder’s termination of employment with the Corporation or its Subsidiaries shall immediately be cancelled with no compensation due to the Holder, and the Holder shall have no rights with respect to such RSUs.

(d) Except as provided above or in the Plan, if the Holder’s employment or service with the Corporation or its Subsidiaries terminates prior to the Vesting Date of any RSUs subject to the RSU Award, any RSUs which were not theretofore vested shall be cancelled with no compensation due to the Holder, and the Holder shall have no rights with respect to such RSUs.

3. Delivery of RSU Shares or Cash. RSU Shares are to be delivered on or within a reasonable time after the date of vesting specified in Section 2 (the “Delivery Date”), and in no event later than 2 1⁄2 months after the end of the calendar year in which such vesting occurs. On the Delivery Date, the Company shall transfer to the Holder one unrestricted, fully transferable Share (or, in the sole discretion of the Board of Directors, cash equal to the Fair Market Value of the Share on such date of vesting) for each vested RSU scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied.

4. Ownership, Voting Rights, Duties. Unless and until the delivery of underlying RSU Shares, the Holder has no rights as a shareholder of the Corporation, including no right to vote the underlying RSU Shares or rights to dividends or distributions on the underlying RSU Shares. The Holder’s rights with respect to the RSU Award shall be that of a general unsecured creditor of the Corporation.

5. Holder Bound by the Plan. The Holder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof, including, without limitation, the Corporation’s and Subsidiaries’ tax withholding rights with respect to the RSU Award and any RSU Shares issued, or cash paid, pursuant thereto. A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Agreement and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

6. Compliance with Section 409A. This Agreement and the Plan provisions that apply to this Award are intended to either be exempt from or avoid taxation under Section 409A of the Code. The Plan and this Agreement shall be interpreted in accordance with the foregoing. The Holder acknowledges that the Corporation has made no representations as to the tax consequences under Section 409A or otherwise of the compensation and benefits provided hereunder and the Holder has been advised to obtain his own tax advice. Each amount or benefit payable pursuant to this Agreement shall be deemed a separate payment for purposes of Section 409A. If any payments or benefits under this Agreement, constitute “nonqualified deferred compensation” subject to Section 409A at the date of the Holder’s termination of employment, then such payment, to the extent required under Section 409A, shall be made six months and one day after the Holder’s “separation from service” as defined in Section 409A(a)(2)(A)(i) (or if earlier the date of the Holder’s death), if the Holder is a “specified employee” as defined in Section 409A(a)(2)(B)(i) and as reasonably determined in good faith by the Corporation.

7. Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto; provided, however, that this Agreement may be amended without the consent of the Holder if and to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code.

8. No Right to an Employment Relationship. The Holder understands and acknowledges that this Agreement is not a contract for employment or service with the Corporation and/or any of its Subsidiaries, and nothing contained herein shall be construed as giving the Holder any right to be retained as an employee of, or provide service to, the Corporation and/or any of its Subsidiaries or affiliates for any period of time.

9. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be invalid or unenforceable to any extent or in any application, the remaining provisions of this Agreement shall not be affected thereby and shall continue in effect and application to the fullest extent in accordance with their terms.

10. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

11. Successors in Interest. This Agreement shall inure to the benefit of, and be binding on, the Corporation and its successors and assigns. This Agreement shall inure to the benefit of, and be binding on, the Holder and the Holder’s legal representatives. All obligations imposed upon the Holder and all rights granted to the Corporation under this Agreement shall be final, binding and conclusive upon the Holder’s heirs, executors and administrators. This Agreement shall not be assignable by the Holder.

12. Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, any one of which shall constitute an original of this Agreement. When counterparts or facsimile or electronic mail copies have been executed by all parties hereto, they shall have the same effect as if the signatures to each counterpart or copy were upon the same documents and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party. This Agreement shall not be binding unless and until it shall be fully executed and delivered by all parties hereto. In the event that this Agreement is executed and delivered by way of facsimile transmission or electronic mail, each party delivering a facsimile or electronic mail counterpart shall promptly deliver an ink-signed original counterpart of the Agreement to the other party by overnight courier service; provided that the failure of a party to deliver an ink-signed original counterpart shall not in any way effect the validity, enforceability or binding effect of a counterpart executed and delivered by facsimile transmission or electronic mail.

13. Defined Terms. In addition to terms defined elsewhere herein, the following terms shall have the following meanings when used in this Agreement:

(a) “Cause” shall have the meaning provided for in the Holder’s employment agreement with the Corporation that is in effect on the Award Date.

(b) “Disabled” shall mean that the Holder is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the service provider’s employer.

(c) “Good Reason” shall mean one or more of the following without the Holder’s written consent: (i) a material reduction in the Holder’s base salary; (ii) the relocation of the Holder’s principal office to a location outside a thirty (30) mile radius from the Corporation’s present Chantilly, Virginia location; (iii) a material breach by the Corporation or any of its Subsidiaries of the Holder’s employment agreement that is then in effect; or (iv) following a Change in Control, a material diminution in the Holder’s authority, duties or responsibilities; provided, however, that none of the events described herein will constitute good reason unless the Holder has first provided written notice to the Corporation of the occurrence of the applicable event(s) within ninety (90) days of the initial existence of such event and the Corporation (or one of its Subsidiaries, if applicable) fails to cure such event within thirty (30) days after its receipt of such written notice and, if uncured, the termination is effective (and the Holder terminates) as of the end of such 30-day cure period.

14. Conflicts. This Agreement remains subject to the terms of the Plan. To the extent of any conflict between this Agreement and the Plan, the Plan shall control; provided, however, that the Agreement may impose greater restrictions on, or grant lesser rights to, the Holder than the Plan.

15. Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement between the parties hereto with respect to the RSU Award.

[Remainder of Page Intentionally Left Blank]

RSU Award Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

INTERSECTIONS INC.

By:

Ronald Barden
Chief Financial Officer

Jeffrey Noce

INCENTIVE AWARD AGREEMENT

RSU AWARD AGREEMENT

FOR EXECUTIVE OFFICERS

THIS AGREEMENT, made as of December 31, 2014 by and between Intersections Inc. (the “Corporation”) and Johannes Roets (the “Holder”).

WHEREAS, the Corporation has established the 2006 Stock Incentive Plan (the “Plan”) pursuant to which restricted stock units (the “RSUs”), may be awarded to employees, directors, consultants and independent contractors of the Corporation and its Subsidiaries; and

WHEREAS, an RSU constitutes an unfunded and unsecured promise of the Corporation to deliver (or cause to be delivered) to the Holder, subject to the terms of this Agreement, a share of common stock, par value $.01 of the Corporation (the “Share”) (or, in the sole discretion of the Board of Directors, cash equal to the Fair Market Value of the Share) on a delivery date as provided herein (the Shares that are deliverable to the Holder pursuant to the RSUs are hereinafter referred to as “RSU Shares”); and

WHEREAS, it is intended that this Agreement shall set forth the terms, conditions and restrictions imposed with respect to said award of RSUs;

NOW, THEREFORE, the parties hereto agree as follows:

1. RSU Award.

(a) Pursuant to the Plan, the Holder has been awarded effective December 31, 2014 (the “Award Date”), 60,000 RSUs (the “RSU Award”) subject to the terms, conditions and restrictions set forth in the Plan and in this Agreement.

(b) The RSU Award and this Agreement are subject to all of the terms and conditions of the Plan, which terms and conditions are hereby incorporated by reference. Except as otherwise expressly set forth herein, the capitalized terms used in this Agreement shall have the same definitions as set forth in the Plan.

2. Vesting and Restrictions.

(a) Except as provided in Sections 2(b) and 2(c) below and otherwise provided pursuant to the acceleration provisions of the Plan, the RSU Award shall become vested as follows: 25% of the RSU Award will vest on each of the first, second, third and fourth anniversary of the Award Date (each, a “Vesting Date”) (which amount may be rounded to avoid fractional RSU Shares), provided the Holder remains continuously employed by, or providing services to, the Corporation or one of its Subsidiaries from the Award Date through (and including) each such respective Vesting Date.

(b) Notwithstanding Section 2(a) or anything else in this Agreement to the contrary, in the event the Holder dies or becomes Disabled, all of the Holder’s unvested and outstanding RSUs subject to the RSU Award shall immediately become vested.

(c) Notwithstanding Section 2(a) or anything else in this Agreement to the contrary, in the event of the Holder’s termination of employment or service (i) by the Corporation or its Subsidiaries without Cause or (ii) on account of a resignation by the Executive for Good Reason, the Holder shall immediately be vested in any unvested and outstanding RSUs subject to the RSU Award that the Vesting Date for which is scheduled to occur within twelve months of the Holder’s date of termination of employment. Any portion of the RSUs subject to the RSU Award that are outstanding and unvested (after taking into account any accelerated vesting hereunder) on the date of the Holder’s termination of employment with the Corporation or its Subsidiaries shall immediately be cancelled with no compensation due to the Holder, and the Holder shall have no rights with respect to such RSUs.

(d) Except as provided above or in the Plan, if the Holder’s employment or service with the Corporation or its Subsidiaries terminates prior to the Vesting Date of any RSUs subject to the RSU Award, any RSUs which were not theretofore vested shall be cancelled with no compensation due to the Holder, and the Holder shall have no rights with respect to such RSUs.

3. Delivery of RSU Shares or Cash. RSU Shares are to be delivered on or within a reasonable time after the date of vesting specified in Section 2 (the “Delivery Date”), and in no event later than 2 1⁄2 months after the end of the calendar year in which such vesting occurs. On the Delivery Date, the Company shall transfer to the Holder one unrestricted, fully transferable Share (or, in the sole discretion of the Board of Directors, cash equal to the Fair Market Value of the Share on such date of vesting) for each vested RSU scheduled to be paid out on such date and as to which all other conditions to the transfer have been fully satisfied.

4. Ownership, Voting Rights, Duties. Unless and until the delivery of underlying RSU Shares, the Holder has no rights as a shareholder of the Corporation, including no right to vote the underlying RSU Shares or rights to dividends or distributions on the underlying RSU Shares. The Holder’s rights with respect to the RSU Award shall be that of a general unsecured creditor of the Corporation.

5. Holder Bound by the Plan. The Holder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof, including, without limitation, the Corporation’s and Subsidiaries’ tax withholding rights with respect to the RSU Award and any RSU Shares issued, or cash paid, pursuant thereto. A determination of the Committee as to any questions which may arise with respect to the interpretation of the provisions of this Agreement and of the Plan shall be final. The Committee may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.

6. Compliance with Section 409A. This Agreement and the Plan provisions that apply to this Award are intended to either be exempt from or avoid taxation under Section 409A of the Code. The Plan and this Agreement shall be interpreted in accordance with the foregoing. The Holder acknowledges that the Corporation has made no representations as to the tax consequences under Section 409A or otherwise of the compensation and benefits provided hereunder and the Holder has been advised to obtain his own tax advice. Each amount or benefit payable pursuant to this Agreement shall be deemed a separate payment for purposes of Section 409A. If any payments or benefits under this Agreement, constitute “nonqualified deferred compensation” subject to Section 409A at the date of the Holder’s termination of employment, then such payment, to the extent required under Section 409A, shall be made six months and one day after the Holder’s “separation from service” as defined in Section 409A(a)(2)(A)(i) (or if earlier the date of the Holder’s death), if the Holder is a “specified employee” as defined in Section 409A(a)(2)(B)(i) and as reasonably determined in good faith by the Corporation.

7. Modification of Agreement. This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but only by a written instrument executed by the parties hereto; provided, however, that this Agreement may be amended without the consent of the Holder if and to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code.

8. No Right to an Employment Relationship. The Holder understands and acknowledges that this Agreement is not a contract for employment or service with the Corporation and/or any of its Subsidiaries, and nothing contained herein shall be construed as giving the Holder any right to be retained as an employee of, or provide service to, the Corporation and/or any of its Subsidiaries or affiliates for any period of time.

9. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be invalid or unenforceable to any extent or in any application, the remaining provisions of this Agreement shall not be affected thereby and shall continue in effect and application to the fullest extent in accordance with their terms.

10. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

11. Successors in Interest. This Agreement shall inure to the benefit of, and be binding on, the Corporation and its successors and assigns. This Agreement shall inure to the benefit of, and be binding on, the Holder and the Holder’s legal representatives. All obligations imposed upon the Holder and all rights granted to the Corporation under this Agreement shall be final, binding and conclusive upon the Holder’s heirs, executors and administrators. This Agreement shall not be assignable by the Holder.

12. Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic mail, any one of which shall constitute an original of this Agreement. When counterparts or facsimile or electronic mail copies have been executed by all parties hereto, they shall have the same effect as if the signatures to each counterpart or copy were upon the same documents and copies of such documents shall be deemed valid as originals. The parties agree that all such signatures may be transferred to a single document upon the request of any party. This Agreement shall not be binding unless and until it shall be fully executed and delivered by all parties hereto. In the event that this Agreement is executed and delivered by way of facsimile transmission or electronic mail, each party delivering a facsimile or electronic mail counterpart shall promptly deliver an ink-signed original counterpart of the Agreement to the other party by overnight courier service; provided that the failure of a party to deliver an ink-signed original counterpart shall not in any way effect the validity, enforceability or binding effect of a counterpart executed and delivered by facsimile transmission or electronic mail.

13. Defined Terms. In addition to terms defined elsewhere herein, the following terms shall have the following meanings when used in this Agreement:

(a) “Cause’” shall have the meaning provided for in the Holder’s employment agreement with the Corporation that is in effect on the Award Date.

(b) “Disabled” shall mean that the Holder is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the service provider’s employer.

(c) “Good Reason” shall mean one or more of the following without the Holder’s written consent: (i) a material reduction in the Holder’s base salary; (ii) the relocation of the Holder’s principal office to a location outside a thirty (30) mile radius from the Corporation’s present Chantilly, Virginia location; (iii) a material breach by the Corporation or any of its Subsidiaries of the Holder’s employment agreement that is then in effect; or (iv) following a Change in Control, a material diminution in the Holder’s authority, duties or responsibilities; provided, however, that none of the events described herein will constitute good reason unless the Holder has first provided written notice to the Corporation of the occurrence of the applicable event(s) within ninety (90) days of the initial existence of such event and the Corporation (or one of its Subsidiaries, if applicable) fails to cure such event within thirty (30) days after its receipt of such written notice and, if uncured, the termination is effective (and the Holder terminates) as of the end of such 30-day cure period.

14. Conflicts. This Agreement remains subject to the terms of the Plan. To the extent of any conflict between this Agreement and the Plan, the Plan shall control; provided, however, that the Agreement may impose greater restrictions on, or grant lesser rights to, the Holder than the Plan.

15. Entire Agreement. This Agreement, together with the Plan, constitutes the entire agreement between the parties hereto with respect to the RSU Award.

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RSU Award Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

INTERSECTIONS INC.

By:

Ronald Barden
Chief Financial Officer

Johannes Roets